                                                                    EXHIBIT 10.3
                          SECOND AMENDMENT AND CONSENT

                                       TO

                                CREDIT AGREEMENT


          THIS SECOND AMENDMENT AND CONSENT TO CREDIT AGREEMENT (the "Second
                                                                      ------
Amendment") dated as of December 21, 1995 relates to that certain Credit
- ---------
Agreement dated as of September 12, 1995, as amended by that certain First Amendment to Credit Agreement dated as of September 26, 1995 (as further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Acme Alabama, Inc., Acme Dixie Inc., Acme Duval Inc.,
- -----------------
Acme Rents, Inc., The Air & Pump Company and Walker Jones Equipment, Inc. (collectively, the "Borrowers"), Acme Acquisition Corp. and Acme Holdings Inc.
                    ---------
(collectively, the "Parent Guarantors"), each financial institution identified
                    -----------------
on Annex I thereto (together with its successors and permitted assigns pursuant to Section 12.8 thereof, a "Lender"), the Issuing Bank and BT Commercial
                            ------
Corporation ("BTCC") acting as agent for the Lenders and the Issuing Bank (in
              ----
such capacity, together with any successor agent appointed pursuant to Section
11.8 thereof, the "Agent").
                   -----


          1.  DEFINITIONS.    Capitalized terms used and not otherwise defined
              -----------
herein have the meanings assigned to them in the Credit Agreement.

          2.  AMENDMENTS TO THE CREDIT AGREEMENT.  Upon the "Effective Date" (as
              ----------------------------------
defined in Section 5 below), the Credit Agreement is hereby amended as follows:

               2.1  AMENDMENT TO SECTION 1.1.  Section 1.1 of the Credit
                    ------------------------
     Agreement is hereby amended to delete in the definition of "Commitment" the reference therein to "$70,000,000" and to substitute in lieu thereof "$95,000,000".

               2.2  AMENDMENTS TO REFERENCES TO AAHC.  Each reference to AAHC in
                    --------------------------------
     the Credit Agreement shall be deemed to be a reference to Rental Service Corporation, a Delaware corporation.

               2.3  AMENDMENT TO ANNEX I.  Annex I to the Credit Agreement is
                    --------------------
     hereby deleted in its entirety and new Annex I, attached hereto as Exhibit
                                                                        -------
     I, is substituted in lieu thereof.
     -

               2.4  AMENDMENT TO SCHEDULE B.  Schedule B to the Credit Agreement
                    -----------------------
     is hereby amended by adding the real property locations and the information pertaining thereto set forth on Exhibit II attached hereto.
                                     ----------

          3.  CONSENT.  As of the Effective Date, the Lenders hereby approve (a)
              -------
the Acquisition by Acme Dixie of substantially all of the assets of CVM, Inc., a Delaware corporation ("CVM") relating to the equipment rental business of U Rent
                       ---
M in the State of Texas, for a purchase price not to exceed $10,500,000, together with reasonable post-closing adjustments made pursuant to the agreement entered into in connection with such Acquisition (the "CVM Acquisition"), and
                                                       ---------------
(b) the Acquisition by Acme Dixie of the equipment rental business in the State of Texas of Charles Mancuso, Inc., a Texas corporation ("CMI"), for a purchase
                                                         ---
price not to exceed $1,150,000, together with reasonable post-closing adjustments made pursuant to the agreement entered into in connection with such Acquisition (the "CMI Acquisition"), provided that (x) the aggregate purchase
                  ---------------    --------
price, together with such post-closing adjustments, for the CVM Acquisition and the CMI Acquisition shall not exceed $14,999,950 and (y) on or before the consummation of the CVM Acquisition and the CMI Acquisition, AAHC has received proceeds of the sale of AAHC Preferred Stock and AAHC common stock in an aggregate amount not less than $14,999,950, and that portion of such proceeds necessary to pay the respective purchase prices on the closing date of the CVM Acquisition and the CMI Acquisition are contributed by AAHC to Acme Holdings and further contributed by Acme Holdings to Acme Dixie (collectively, the "New
                                                                       ---
Equity Contribution").  Regardless of the date of consummation of the CVM
- -------------------
Acquisition and the CMI Acquisition, the Lenders hereby agree that, for purposes of Section 8.5(f) of the Credit Agreement, such Acquisitions shall be deemed to have occurred during the Fiscal Year ending December 31, 1995.

          4.   REPRESENTATIONS AND WARRANTIES.  Each of the Borrowers hereby
               ------------------------------
represents and warrants to each Lender, the Issuing Bank and the Agent that, as of the Effective Date and after giving effect to this Second Amendment, the CVM Acquisition and the CMI Acquisition:

          (a) Each of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct on and as of the Effective Date, as if then made, other than representations and warranties that relate solely to an earlier date;

          (b) No Default or Event of Default shall have occurred and is continuing;

          (c) No change, occurrence, event or development or event involving a prospective change that is reasonably likely to have a Material Adverse Effect shall have occurred and be continuing;

          (d) All of the preferred stock issued by AAHC in connection with the New Equity Contribution constitutes AAHC Preferred Stock; and

          (e)  No Change of Control has occurred.

          5.   EFFECTIVE DATE.  This Second Amendment shall become effective as
               --------------
of the date, on or before January 31, 1995 (the "Effective Date") when each of
                                                 --------------
the following conditions shall have been satisfied:

          (a) the Agent shall have received each of the following documents, in each case in form and substance satisfactory to the Agent:

               (i) counterparts hereof executed by each Borrower, each Parent Guarantor, the Agent and each Lender;

               (ii) amended and restated Notes made payable to each Lender whose Commitment will increase as of the Effective Date, in each case in substantially the form of Exhibit D to the Credit Agreement;

               (iii) an amendment to the Security Agreement, giving effect to the CVM Acquisition and the CMI Acquisition;

               (iv) to the extent that Acme Dixie acquires any federally registered trademarks or trademark applications in connection with the CVM Acquisition or the CMI Acquisition, an amendment to the Trademark Security Agreement, giving effect to the CVM Acquisition and the CMI Acquisition;

               (v) to the extent not delivered to the Agent prior to the date hereof, Collateral Access Agreements executed by the seller or selling shareholders in the CVM Acquisition, with respect to each real property location (A) owned or leased by such Persons, (B) leased or subleased by the Credit Parties and (C) where assets acquired in the CVM Acquisition are or will be located;

               (vi) to the extent not delivered to the Agent prior to the date hereof, Uniform Commercial Code financing statements as to the assets acquired in the CVM Acquisition or the CMI Acquisition for all jurisdictions as may be necessary or desirable to perfect the Liens granted to the Agent, for the benefit of the Holders, in such assets;

               (vii) a copy of the appraisal performed by Daley-Hodkin of the Rental Equipment acquired in the CVM Acquisition or the CMI Acquisition;

               (viii) copies of all Phase I environmental reports delivered with respect to real property leased or to be leased by the Credit Parties where assets acquired in the CVM Acquisition or the CMI Acquisition are or will be located;

               (ix) a certificate of the Secretary or Assistant Secretary of each Credit Party certifying the resolutions of the Board of Directors of such Credit Party authorizing, to the extent applicable, the CVM Acquisition and the CMI Acquisition and the execution, delivery and performance of this Second Amendment;

               (x) a certificate of the chief executive officer, chief financial officer or treasurer of each Credit Party executed and delivered on behalf of such Credit Party certifying that all conditions precedent to the effectiveness of this Second Amendment (other than conditions within the control of the Agent and the Lenders) have been met and (after giving effect to the New Equity Contribution, the CVM Acquisition and the CMI Acquisition) no Default or Event of Default has occurred or is continuing;

               (xi) an opinion of counsel to the Credit Parties with respect to this Second Amendment and other matters which the Agent may reasonably request; and

               (xii) such additional documentation as the Agent may reasonably request.

          (b) The Agent shall have completed its review of the business, operations, assets, liabilities and Contractual Obligations of the Borrowers, after giving effect to the New Equity Contribution, the CVM Acquisition and the CMI Acquisition, the results of which shall have provided the Agent and each Lender with results and information which, in the judgment of each such Person, are satisfactory to permit the Agent and each Lender to enter into this Second Amendment, provided, however, that
                                                      --------  -------
     the failure of the Agent and the Lenders to notify the Credit Parties, on or before the close of business (Los Angeles time) on January 3, 1996, that the condition set forth in this Section 5(b) has not been satisfied shall
                                     ------------
     constitute evidence that this condition has been satisfied as to the Agent and each Lender.

          (c) All aspects of the CVM Acquisition, the CMI Acquisition and the New Equity Contribution shall have been, or concurrently herewith will be, consummated, in each case in compliance with all applicable Requirements of Law, the Credit Agreement (as amended by this Second Amendment) and the other Credit Documents.

          (d) No law, regulation, order, judgment or decree of any Governmental Authority shall, and the Agent shall not have received any notice that litigation is pending or threatened which is likely to, enjoin, prohibit or restrain the consummation of the transactions contemplated by this Second Amendment, except for such laws, regulations, orders or decrees, or pending or threatened litigation that in the aggregate could not reasonably be expected to result in a Material Adverse Effect.

          (e) All Fees, and all Expenses as to which the Credit Parties have received an invoice, in each case which are payable on or before the Effective Date shall have been paid.

          6.   POST-EFFECTIVE DATE DELIVERIES.  The Credit Parties shall (a)
               ------------------------------
deliver to the Agent and the Lenders, as soon as practicable and in any event not later than five (5) Business Days after the Effective Date, certified copies of the Asset Purchase Agreements executed in connection with the CVM Acquisition and the CMI Acquisition, respectively, (b) deliver to the Agent and the Lenders, as soon as practicable and in any event not later than the date on which a Borrowing Base Certificate including any asset acquired in the CVM Acquisition or the CMI Acquisition is delivered pursuant to Section 7.2(a) of the Credit Agreement, evidence that all Liens in favor of Persons other than the Agent with respect to assets acquired in the CVM Acquisition or the CMI Acquisition have been terminated (other than Liens permitted by the Credit Agreement) and (c) use its best efforts to deliver, or cause to be delivered, to the Agent, a Collateral Access Agreement from Stewart Thompson with respect to the property located at 1104 South Market Street, Brenham, Texas 77833.

          7.   MISCELLANEOUS.  This Second Amendment is a Credit Document.
               -------------
The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. Except to the extent specifically amended or modified hereby, the provisions of the Credit Agreement shall not be amended, modified, impaired or otherwise affected hereby and the Credit Agreement and all of the Obligations are hereby confirmed in full force and effect. The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the

Agent, any Lender or the Issuing Bank under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

          8.   COUNTERPARTS.  This Second Amendment may be executed in any
               ------------
number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

          9.   GOVERNING LAW.  THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF
               -------------
THIS SECOND AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS SECOND AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAWS PROVISIONS OTHER THAN THOSE CONTAINED IN NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401) AND DECISIONS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the Agent, the Lenders, the Borrowers and the Parent Guarantors have caused this Second Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.



BORROWERS:                    ACME ALABAMA, INC.,
- ---------                       an Alabama corporation


                              By: /s/ DOUGLAS A. WAUGAMAN
                                  -----------------------
                              Title: Secretary
                                     --------------------


                              ACME DIXIE INC.,
                                a Delaware corporation


                              By: /s/ DOUGLAS A. WAUGAMAN
                                  -----------------------
                              Title: Secretary
                                     --------------------

                              ACME DUVAL INC.,
                                a Delaware corporation


                              By: /s/ DOUGLAS A. WAUGAMAN
                                  -----------------------
                              Title: Secretary
                                     --------------------

                              ACME RENTS, INC.,
                                a California corporation


                              By: /s/ DOUGLAS A. WAUGAMAN
                                  -----------------------
                              Title: Secretary
                                     --------------------


                              THE AIR & PUMP COMPANY,
                                a Texas corporation


                              By: /s/ DOUGLAS A. WAUGAMAN
                                  -----------------------
                              Title: Secretary
                                     --------------------

                              WALKER JONES EQUIPMENT, INC.,
                                a Mississippi corporation


                              By: /s/ DOUGLAS A. WAUGAMAN
                                  -----------------------
                              Title: Secretary
                                     --------------------

PARENT GUARANTORS:            ACME ACQUISITION CORP.,
- -----------------
                                a Delaware corporation

                              By: /s/ DOUGLAS A. WAUGAMAN
                                  -----------------------
                              Title: Secretary
                                     --------------------


                              ACME HOLDINGS INC.,
                                a Delaware corporation


                              By: /s/ DOUGLAS A. WAUGAMAN
                                  -----------------------
                              Title: Secretary
                                     --------------------

AGENT:                        BT COMMERCIAL CORPORATION,
- -----
                                as Agent


                              By: /s/ PATTY CHAN
                                  -----------------------
                                  Vice President

LENDERS:                     BT COMMERCIAL CORPORATION
- -------


                              By: /s/ PATTY CHAN
                                  ------------------------
                                  Vice President


                              THE CIT GROUP/BUSINESS CREDIT, INC.


                              By: /s/ EDWARD R. BURNS
                                  ------------------------
                                  Assistant Vice President


                              CONGRESS FINANCIAL CORPORATION


                              By:
                                  ------------------------
                                  Vice President


                              GIBRALTAR CORPORATION OF AMERICA


                              By: /s/ HARVEY FRIEDMAN
                                  -------------------------
                                  Executive Vice President


                              SANWA BANK CALIFORNIA


                              By: /s/ ROBERT G. MOORE
                                  -------------------------
                                  Vice President


                              UNION BANK


                              By: /s/ PAUL A. RAND
                                  -------------------------
                                  Vice President

                                    ANNEX 1

                         LENDERS AND COMMITMENT AMOUNTS
                             AS OF JANUARY 5, 1995

Name and Address of Lender                    Commitment
- --------------------------                    ----------

Bankers Trust Commercial Corporation          $21,500,000.00

Domestic Lending Office:

     14 Wall Street, 3rd Floor
     New York, New York 10005
     Attention:  Bharathi Baliga
     Telecopy No:  212-618-2428

Eurodollar Lending Office:

     14 Wall Street, 3rd Floor
     New York, New York 10005
     Attention:  Bharathi Baliga
     Telecopy No:  212-618-2428


The CIT Group/Business Credit, Inc.           $15,000,000.00

Domestic Lending Office:

     300 South Grand Avenue
     Los Angeles  CA  90071
     Attention:  Evelyn Lopez
     Telecopier No:  213-613-2588

Eurodollar Lending Office:

     300 South Grand Avenue
     Los Angeles  CA  90071
     Attention:  Evelyn Lopez
     Telecopier No:  213-613-2588

Congress Financial Corporation              $15,000,000.00

Domestic Lending Office:

     225 South Lake Avenue, Suite 1000
     Pasadena  CA  91101
     Attention:  Victor Hardies
     Telecopy No:  818-304-4949

Eurodollar Lending Office:

     225 South Lake Avenue, Suite 1000
     Pasadena  CA  91101
     Attention:  Victor Hardies
     Telecopy No:  818-304-4949

Gibraltar Corporation of America            $13,500,000.00

Domestic Lending Office:

     350 Fifth Avenue, Room 2001
     New York  NY  10118
     Attention:  Irwin Schwartz
     Telecopier No:  212-695-2007

Eurodollar Lending Office:

     350 Fifth Avenue, Room 2001
     New York  NY  10118
     Attention:  Irwin Schwartz
     Telecopier No:  212-695-2007

Union Bank                                         $15,000,000.00

Domestic Lending Office:

     Commercial Finance Division
     70 South Lake Avenue
     Suite 900
     Pasadena, California 91101
     Attention:  Paul A. Rand
     Telecopy No: 818-304-1845

Eurodollar Lending Office:

     Commercial Finance Division
     70 South Lake Avenue
     Suite 900
     Pasadena, California 91101
     Attention:  Paul A. Rand
     Telecopy No: 818-304-1845


Sanwa Bank California                              $15,000,000.00

Domestic Lending Office:

     601 South Figueroa Street
     Los Angeles, California 90017
     Attention:  Robert G. Moore
     Telecopy No: 213-896-7090

Eurodollar Lending Office:

     601 South Figueroa Street
     Los Angeles, California 90017
     Attention:  Robert G. Moore
     Telecopy No: 213-896-7090



                              Total Commitments:   $95,000,000.00
                                                   ==============